Business and License Acquisitions 10-K	12 Months Ended
Jun. 05, 2012
Business and License Acquisitions [Abstract]
Business and License Acquisitions
3. Business and License Acquisitions

Fiscal 2012 transactions
Given the knowledge gained about the Lime Fresh brand from our licensing agreement as discussed below, in addition to the growth potential we believe the Lime Fresh concept affords, on April 11, 2012, we completed the acquisition of Lime Fresh, including the assets of seven Lime Fresh concept restaurants, the royalty stream from five Lime Fresh concept franchised restaurants (one of which was not yet open), and the Lime Fresh brand's intellectual property for $24.1 million. Lime Fresh is a fast-casual Mexican concept that currently operates several restaurants primarily in the vicinity of Miami, Florida. The Lime Fresh concept menu features items such as homemade tortilla chips, customizable nachos, flautas, salads, soups, fajitas, quesadillas, tacos, burritos, and salsa and guacamole.

Our Consolidated Financial Statements reflect the results of operations of these acquired restaurants subsequent to the date of acquisition.

The purchase prices of the Lime Fresh acquisition during fiscal 2012 have been preliminarily allocated based on fair value estimates as follows (in thousands):

Trademarks	$11,100
Goodwill	7,989
Acquired franchise rights	2,460
Property and equipment	2,405
Deferred income taxes	19
Other, net	(923)
Net impact on Consolidated Balance Sheet	23,050

Write-off of previous license agreement	1,034
Net impact on Consolidated Statements of Operations	1,034
Aggregate cash purchase price	$24,084

For the year ended June 5, 2012, a $1.0 million loss on the write-off of a previous license agreement, representing the balance remaining from the September 13, 2010 licensing agreement with LMFG International, LLC, was included in Other restaurant operating costs in our Consolidated Statements of Operations. Further discussion regarding this agreement is presented later within this footnote.

We recorded $8.0 million of goodwill due to the purchase price exceeding the estimated fair value of the net assets acquired in certain of the acquisitions. Of the goodwill recorded, we anticipate that an insignificant amount will be nondeductible for tax purposes.

We amortize the $11.1 million of acquired trademarks over a ten year period. We amortize the $2.5 million of acquired franchise rights associated with this acquisition on a straight-line basis over the remaining term of the franchise operating agreements, which are approximately five to nine years from the date of acquisition.

The revenues and operating results from April 11, 2012, the date of acquisition, through June 5, 2012 for the seven Lime Fresh restaurants acquired in fiscal 2012 were not material to our consolidated financial statements.

During the fourth quarter of fiscal 2012, we made payments to 50 Eggs Branding Company, LLC ("50 Eggs"). John Kunkel, the CEO of 50 Eggs, previously was CEO of LFMG International, LLC, and is a current Lime Fresh franchisee. Fiscal 2012 payments to 50 Eggs include $30,000 for marketing services and $26,139 for training consulting for our Lime Fresh concept. See Note 15 for further information on marketing contracts entered into with 50 Eggs subsequent to the end of fiscal 2012.

Fiscal 2011 transactions
As part of our strategy to generate incremental revenue and EBITDA through new concept conversions and franchise partnership acquisitions, as discussed below, during fiscal 2011 we acquired 109 Ruby Tuesday restaurants, including 106 purchased from certain of our franchise partnerships and three purchased from a traditional domestic franchisee.

On August 4, 2010, we acquired the remaining 99% and 50% of the membership interests of RT Long Island Franchise, LLC ("RT Long Island") and RT New England Franchise, LLC ("RT New England"), respectively, thereby increasing our ownership to 100% of these companies. RT Long Island and RT New England, previously franchise partnerships with 10 Ruby Tuesday restaurants each, were acquired for $0.2 million plus assumed debt. As further consideration for the RT Long Island transaction, we surrendered collection of the note receivable and line of credit due from the franchise. The note and line of credit, net of allowances for doubtful accounts and unearned revenue, totaled $0.4 million at the time of the transaction. RT Long Island and RT New England had total debt of $24.3 million at the time of acquisition, $1.9 million of which was payable to RTI.

On October 13, 2010, we acquired three Ruby Tuesday restaurants from a traditional domestic franchise in Kentucky for $1.6 million in cash.

On February 2, 2011, we acquired the remaining 50% of the membership interests of RT Western Missouri Franchise, LLC; RT Omaha Franchise, LLC; RT KCMO Franchise, LLC ("RT KCMO"); and RT St. Louis Franchise, LLC ("RT St. Louis"); and the remaining 99% of the membership interests of RT Indianapolis Franchise, LLC; RT Portland Franchise, LLC; and RT Denver Franchise, LP; thereby increasing our ownership to 100% of these seven companies. These franchise partnerships collectively operated 72 restaurants at the time of acquisition, and were acquired for $0.5 million plus assumed debt. As further consideration for these transactions, we surrendered collection of notes receivable and lines of credit due from certain of these franchisees. The notes and lines of credit, net of allowances for doubtful accounts, totaled $0.9 million at the time of the transactions. At the time of acquisition, these franchise partnerships had total debt of $106.6 million, $3.8 million of which was payable to RTI.

On February 25, 2011, we acquired one Ruby Tuesday restaurant from RT Utah Franchise, LLC ("RT Utah"), a franchise partnership in which we had a 1% ownership interest, for $2.0 million. Shortly before completion of this transaction, RT Utah closed its other five restaurants.

On May 4, 2011, we acquired the remaining 50% of the membership interest of RT Minneapolis Franchise, LLC; and the remaining 99% of the membership interest of RT Las Vegas Franchise, LLC; thereby increasing our ownership to 100% of these two companies. These franchise partnerships collectively operated 13 restaurants at the time of acquisition, and were acquired for assumed debt. At the time of acquisition, these franchise partnerships had total debt of $18.7 million, $0.9 million of which was payable to RTI.

Our Consolidated Financial Statements reflect the results of operations of these acquired restaurants subsequent to the dates of acquisition.

The purchase prices of acquisitions during fiscal 2011 have been allocated based on fair value estimates as follows (in thousands):

		Fiscal 2012
	As Previously Reported	Adjustments	As Adjusted
Property and equipment	$137,075	$-	$137,075
Goodwill	15,571	1,348	16,919
Reacquired franchise rights	10,242	-	10,242
Other intangible assets, net of liabilities of $1,288	735	-	735
Deferred income taxes	380	(928)	(548)
Long-term debt and capital leases	(147,005)	-	(147,005)
Other net liabilities	(4,536)	-	(4,536)
Notes receivable	(1,529)	-	(1,529)
Net impact on Consolidated Balance Sheet	10,933	420	11,353

Gain on settlement of preexisting contracts, net	(4,906)	-	(4,906)
Gain on acquisitions	(1,770)	(420)	(2,190)
Net impact on Consolidated Statements of Operations	(6,676)	(420)	(7,096)
Aggregate cash purchase prices	$4,257	$-	$4,257

The RT Long Island, RT St. Louis, and RT KCMO acquisitions were considered bargain purchases as the purchase prices were less than the values assigned to the assets and liabilities acquired. For the year ended May 31, 2011, a preliminary bargain purchase gain of $1.8 million, as well as a $4.9 million gain on settlement of preexisting contracts, was included in Other restaurant operating costs in our Consolidated Statements of Operations. The preliminary estimate of the gain on acquisitions was adjusted in the third quarter of fiscal 2012 as additional information was received.

We recorded $16.9 million of goodwill due to the purchase price exceeding the estimated fair value of the net assets acquired in certain of the acquisitions. As discussed further in Note 8 to the Consolidated Financial Statements, we concluded during the fourth quarter of fiscal 2012 that our goodwill associated with the Ruby Tuesday concept was impaired and recorded a charge of $16.9 million ($12.0 million, net of tax).

We amortize the $10.2 million of reacquired franchise rights associated with these acquisitions on a straight-line basis over the remaining term of the franchise operating agreements, which are approximately two to 12 years from the dates of acquisition.

Other intangible assets, net of liabilities consist of assets and liabilities resulting from the terms of acquired operating lease contracts being favorable or unfavorable relative to market terms of comparable leases on the acquisition date. These assets and liabilities totaled $2.0 million and $1.3 million, respectively, at the time of acquisition and will be amortized as a component of rent expense over the remaining lives of the leases, which are approximately one to 33 years.

The table below shows operating results from the dates of acquisition (which occurred between August 4, 2010 and May 4, 2011) for the years ended June 5, 2012 and May 31, 2011 for the 109 restaurants that were acquired from franchisees in fiscal 2011 (in thousands):

	(Unaudited)
	June 5, 2012	May 31, 2011

Total revenue	$173,949	$76,068

Cost of merchandise	49,913	22,349
Payroll and related costs	61,807	25,535
Other restaurant operating costs	36,941	16,499
Depreciation	8,409	3,432
Selling, general, and administrative, net	12,557	4,431
	169,627	72,246
Income before income taxes	$4,322	$3,822

The following table presents supplemental pro forma information as if the acquisition of 106 restaurants from franchise partnerships had occurred on June 2, 2010 for the year ended May 31, 2011, and June 3, 2009 for the year ended June 1, 2010 (in thousands except per-share data):

	(Unaudited)
	May 31, 2011	June 1, 2010

Total revenue	$1,375,469	$1,379,853
Net income	$45,928	$45,352
Basic earnings per share	$0.72	$0.74
Diluted earnings per share	$0.71	$0.73

The unaudited pro forma consolidated results were prepared using the acquisition method of accounting and are based on the historical financial information of RTI and the franchises, reflecting both in fiscal 2011 and 2010 RTI and franchise results of operations. The historical financial information has been adjusted to give effect to the pro forma events that are: (1) directly attributable to the acquisitions, (2) factually supportable and (3) expected to have a continuing impact on the combined results. The unaudited pro forma consolidated results are not necessarily indicative of what our consolidated results of operations actually would have been had we completed the acquisitions on June 2, 2010 and June 3, 2009. In addition, the unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings or otherwise improved profits associated with the acquisitions. The unaudited pro forma consolidated results reflect primarily the following pro forma pre-tax adjustments:

·	Elimination of the franchises' historical intangible asset amortization expense (approximately $0.2 million for the year ended May 31, 2011, and $0.2 million for the year ended June 1, 2010).

·	Elimination of RTI's franchise revenue (approximately $0.5 million for the year ended May 31, 2011, and $1.7 million for the year ended June 1, 2010).

·	Elimination of RTI's support service fee income and marketing reimbursements (approximately $2.1 million for the year ended May 31, 2011, and $4.3 million for the year ended June 1, 2010).

·	Elimination of RTI's equity in losses of unconsolidated franchises (approximately $0.6 million for the year ended May 31, 2011, and $0.3 million for the year ended June 1, 2010).

·
Elimination of RTI's bad debt expense relating to notes receivable and lines of credit due from the acquired franchises (approximately $0.2 million for the year ended May 31, 2011, and $0.9 million for the year ended June 1, 2010).

·	Additional amortization expense (approximately $0.8 million for the year ended May 31, 2011, and $1.5 million for the year ended June 1, 2010) related to reacquired franchise rights.

·
Additional depreciation expense (approximately $0.6 million for the year ended May 31, 2011, and $1.3 million for the year ended June 1, 2010) related to the fair value adjustments to property and equipment acquired.

·
Reduced interest expense (approximately $0.8 million for the year ended May 31, 2011, and $1.3 million for the year ended June 1, 2010) related to the fair value adjustments of acquired franchise debt.

·
Elimination of $0.2 million of costs incurred for the year ended May 31, 2011, which are directly attributable to the acquisitions, and which do not have a continuing impact on the combined company's operating results. Included in these costs are advisory and legal costs incurred by RTI.

All of the above adjustments were adjusted for the applicable tax impact, which for the above would be the statutory tax rate of 39.7%. In addition, the pro forma net income and earnings per share amounts presented above reflect our estimates of the franchises' FICA Tip and Work Opportunity Tax Credits for the portions of the fiscal year prior to the dates of acquisition. These credits were $0.7 million and $0.9 million for the years ended May 31, 2011 and June 1, 2010, respectively.

License Acquisitions

On September 13, 2010, we entered into a licensing agreement with LFMG International, LLC which allowed us to operate multiple restaurants under the Lime Fresh name. Under the terms of the agreement, we paid an initial development fee of $1.0 million and paid a license agreement fee of $5,000 for each Lime Fresh restaurant we opened. In addition, we paid a royalty fee of 2.0%, and an advertising fee of 1.0%, of gross sales of any Lime Fresh restaurant that we opened. The license agreement terminated when we acquired certain assets of LFMG International, LLC as discussed above. We opened four Lime Fresh restaurants during fiscal 2012 under the terms of the license agreement prior to the acquisition on April 11, 2012. As previously discussed, we wrote off the $1.0 million balance remaining on this license agreement upon completion of the acquisition in fiscal 2012.

Additionally, on July 22, 2010, following the approval of the Audit Committee of our Board of Directors, we entered into a licensing agreement with Gourmet Market, Inc. which is owned by our Chief Executive Officer's brother, Price Beall. The licensing agreement allows us to operate multiple restaurants under the Truffles® name. Truffles is an upscale café concept that currently operates several restaurants in the vicinity of Hilton Head Island, South Carolina. The Truffles concept offers a diverse menu featuring soups, salads, and sandwiches, a signature chicken pot pie, house-breaded fried shrimp, pasta, ribs, steaks, and a variety of desserts.

Under the terms of the agreement, we will pay a licensing fee to Gourmet Market, Inc. of 2.0% of gross sales of any Truffles we open. Additionally, we will pay Gourmet Market, Inc. a monthly fee for up to two years for consulting services to be provided by Price Beall to assist us in developing and opening Truffles restaurants under the terms of the licensing agreement. During the first 12 months of the agreement we paid $20,833 per month for such services. During the second 12 months of the agreement we are required to pay $10,417 per month. Gourmet Market, Inc. has the option to terminate future development rights if we do not operate 18 or more Truffles restaurants within five years or 40 or more Truffles within 10 years of the effective date of the agreement. Management has yet to determine if it will open 18 or more Truffles restaurants within five years or 40 or more Truffles within 10 years. We opened our first Truffles in Atlanta, Georgia in December 2010 and our second in Orlando, Florida in November 2011. During the year ended June 5, 2012 and May 31, 2011, we paid Gourmet Market, Inc. $197,623 and $226,041, respectively, under the terms of the agreement.